UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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DIGITAL CINEMA DESTINATIONS CORP.
 (Name of Registrant As Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy statement, if Other Than the Registrant)

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DIGITAL CINEMA DESTINATIONS CORP.

October 31, 2012

Dear Stockholder:

The directors and officers of Digital Cinema Destinations Corp. join me in inviting you to attend the annual meeting of our stockholders on Friday, December 21, 2012, at 1:30 p.m., local time, at NASDAQ Market Site, 4 Times Square, New York, New York 10036, (Press Conference Area, Level 2). The entrance is between 42nd and 43rd Streets on Broadway, New York City.  The formal notice of this annual meeting and the proxy statement appear on the following pages and are accompanied by a copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2012. After reading the proxy statement and other materials, please submit your proxy promptly by completing, signing and returning a physical proxy card by mail, to ensure that your votes on the business matters of the meeting will be recorded.

We hope that you will attend this meeting. Whether or not you attend, we urge you to submit your proxy promptly. Even after submitting the proxy, you may, of course, vote in person on all matters brought before the meeting.

We look forward to seeing you on Friday, December 21, 2012.

Sincerely, /s/ A. Dale Mayo A. Dale Mayo Chief Executive Officer and Chairman

DIGITAL CINEMA DESTINATIONS CORP.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On December 21, 2012

The 2012 Annual Meeting of Stockholders of Digital Cinema Destinations Corp., a Delaware corporation (the “Company”), will be held on December 21, 2012, at 1:30 p.m., local time (the “Annual Meeting”), at NASDAQ Market Site, 4 Times Square, New York, New York 10036, (Press Conference Area, Level 2).  The entrance is between 42nd and 43rd Streets on Broadway, New York City.  At the Annual Meeting, you will be asked to vote on the following proposals (as more fully described in the Proxy Statement accompanying this Notice):

1.	To elect six (6) members of the Company’s Board of Directors to serve until the 2013 Annual Meeting of Stockholders (or until successors are elected or directors resign or are removed).
2.	To ratify the appointment of EisnerAmper LLP as our independent auditors for the fiscal year ending March 31, 2013.

3.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

We describe each of these proposals in more detail in the accompanying proxy statement, which you should read in its entirety before voting.

Only stockholders of record at the close of business on October 24, 2012 are entitled to notice of and to vote at this meeting and any adjournments or postponements of this meeting.

YOUR VOTE IS VERY IMPORTANT. WE HOPE YOU WILL ATTEND THIS ANNUAL MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES BY SIGNING, DATING AND RETURNING YOUR PROXY CARD IN THE ENVELOPE PROVIDED. IF YOU RECEIVED MORE THAN ONE PROXY CARD, IT IS AN INDICATION THAT YOUR SHARES ARE REGISTERED IN MORE THAN ONE ACCOUNT. PLEASE COMPLETE, DATE, SIGN AND RETURN EACH PROXY CARD YOU RECEIVE. IF YOU ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, YOUR VOTE BY PROXY WILL NOT BE USED.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ A. Dale Mayo
A. Dale Mayo
Chairman of the Board of Directors and Chief Executive Officer

Westfield, New Jersey
Date:  October 31, 2012

DIGITAL CINEMA DESTINATIONS CORP.
250 East Broad Street
 Westfield, New Jersey 07090
_________________________________

PROXY STATEMENT
_________________________________

2012 ANNUAL MEETING OF STOCKHOLDERS
December 21, 2012

GENERAL

This Proxy Statement is being furnished to the stockholders of DIGITAL CINEMA DESTINATIONS CORP. (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”). The proxies are for use at the 2012 Annual Meeting of Stockholders of the Company to be held on Friday, December 21, 2012, at 1:30 p.m., local time, or at any adjournment thereof (the “Annual Meeting”). The Annual Meeting will be held at NASDAQ Market Site, 4 Times Square, New York, New York 10036, (Press Conference Area, Level 2).  The entrance is between 42nd and 43rd Streets on Broadway, New York City. The Company’s telephone number is (908) 396-1360.

The Company’s principal executive office is located at 250 East Broad Street, Westfield, New Jersey 07090 and its telephone number is (908) 396-1360.

Under Delaware General Corporation Law, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Annual Meeting.

These proxy solicitation materials are first being mailed to the stockholders on or about October 31, 2012.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:	Why am I receiving these materials?

A:
The Board is providing these proxy materials to you in connection with the Board's solicitation of proxies for use at the Company's Annual Meeting, which will take place on December 21, 2012. Stockholders are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement. This proxy statement and the accompanying proxy card are being mailed on or about October 31, 2012 in connection with the solicitation of proxies on behalf of the Board.

Q:	What information is contained in these materials?

A:
The information included in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of the Company’s most highly paid executive officers and the Company’s directors, and certain other required information. The Company's 2012 Annual Report on Form 10-K, which includes the Company’s audited consolidated financial statements, is also enclosed with this proxy statement.

Q:	What proposals will be voted on at the Annual Meeting?

A:	There are two proposals scheduled to be voted on at the Annual Meeting:

•	The election of the six director nominees listed in this proxy statement to serve on the Company’s Board of Directors (the Board recommends a vote "FOR" each of the nominees).

•
The ratification of the appointment of  EisnerAmper LLP (“EisnerAmper”) as the Company’s independent registered public accounting firm for fiscal year 2013 (the Board recommends a vote "FOR" this proposal).

At the time this Proxy Statement was mailed, the Company’s management and the Board were not aware of any other matters to be presented at the Annual Meeting other than those set forth in this Proxy Statement and in the notice accompanying this Proxy Statement.

Q:	How many shares are entitled to vote?

A:
Each share of the Company's Class A common stock and Class B common stock outstanding as of the close of business on October 24, 2012, the Record Date, is entitled to vote at the Annual Meeting. At the close of business on October 24, 2012, 4,519,456 shares of Class A common stock and 900,000 shares of Class B common stock were outstanding and entitled to vote. You may vote all of the shares owned by you as of the close of business on the Record Date. Each holder of shares of Class A common stock is entitled to one vote for each share of Class A common stock held as of the Record Date, and each holder of shares of Class B common stock is entitled to ten votes for each share of Class B common stock held as of the Record Date. The Class A common stock and Class B common stock are voting as a single class on all matters described in this Proxy Statement for which your vote is being solicited. The shares you are entitled to vote include shares that are (1) held of record directly in your name and (2) held for you as the beneficial owner through a stockbroker, bank, or other nominee.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:
Many stockholders of The Company hold their shares beneficially through a broker, bank, or other nominee rather than directly in their own name. There are some distinctions between shares held of record and shares owned beneficially, specifically:

Shares held of record

If your shares are registered directly in your name with The Company's transfer agent, Broadridge Financial Solutions, Inc., you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by The Company. As a stockholder of record, you have the right to grant your voting proxy directly to The Company or to vote in person at the Annual Meeting. The Company has enclosed a proxy card for you to use.

Shares owned beneficially

If your shares are held in a stock brokerage account or by a broker, bank, or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank, or other nominee, which is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to direct your broker, bank, or other nominee as to how to vote the shares in your account, and you are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you request and receive a valid proxy from your broker, bank, or other nominee. Your broker, bank, or other nominee has enclosed a voting instruction form for you to use to direct the broker, bank, or other nominee as to how to vote your shares. Many brokers or banks also offer voting via the Internet or by telephone. Please refer to the voting instruction form provided by your broker, bank, or other nominee for instructions on the voting methods they offer.

Q:	Can I attend the Annual Meeting?

A:
You are invited to attend the Annual Meeting if you are a stockholder of record or a beneficial owner as of October 24, 2012. If you are a stockholder of record, you must bring proof of identification. If you hold your shares through a broker, bank, or other nominee, you will need to provide proof of ownership by bringing either a copy of the voting instruction form provided by your broker or a copy of a brokerage statement showing your share ownership as of October 24, 2012.

Q:	How can I vote my shares in person at the Annual Meeting?

A:
Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. If you choose to vote in person, please bring proof of identification. Even if you plan to attend the Annual Meeting, The Company recommends that you submit a proxy with respect to the voting of your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. Shares held in street name through a brokerage account or by a broker, bank, or other nominee may be voted in person by you only if you obtain a valid proxy from your broker, bank, or other nominee giving you the right to vote the shares.

Q:	How can I vote my shares without attending the Annual Meeting?

A:
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may vote by proxy or submit a voting instruction form without attending the Annual Meeting. If you hold your shares directly as the stockholder of record, you may submit your proxy by completing and mailing your proxy card in the enclosed pre-paid envelope. If you hold your shares beneficially in street name, you will receive instructions from your broker or bank that you must follow for your shares to be voted.  The availability of telephonic or Internet voting will depend on the bank’s or broker’s voting process.  Please check with your bank or broker and follow the voting procedures your bank or broker provided to vote your shares.

Q:	Can I change my vote or revoke my proxy?

A:
If you are the stockholder of record, you may change your proxy instructions or revoke your proxy at any time before your proxy is voted at the Annual Meeting. Proxies may be revoked by any of the following actions:

•	filing a timely written notice of revocation with the Company’s Corporate Secretary at the Company’s principal executive office at 250 East Broad Street, Westfield, New Jersey 07090;
•	submitting a new proxy at a later date by mail to the Company’s Corporate Secretary at the Company’s principal executive office; or
•	attending the Annual Meeting and voting in person (attendance at the Annual Meeting will not, by itself, revoke a proxy).

If your shares are held in a brokerage account by a broker, bank, or other nominee, you should follow the instructions provided by your broker, bank, or other nominee.

Q:	How are votes counted?

A:
In the election of directors, you may vote "FOR," "AGAINST," or "ABSTAIN" with respect to each of the nominees. If you elect to abstain from the election of directors, the abstention will not have any effect on the election of directors. In tabulating the voting results for the election of directors, only votes "FOR" and "AGAINST" director nominees are counted.

You may vote "FOR," "AGAINST," or "ABSTAIN" with respect to the ratification of the appointment of  EisnerAmper LLP as the Company’s independent auditors for fiscal year 2013. If you elect to abstain from voting on this proposal, the abstention will have the same effect as an "AGAINST" vote with respect to such proposal.

If you sign and return your proxy card without giving specific voting instructions, your shares will be voted as recommended by the Company’s Board. If you are a beneficial holder and do not return a voting instruction form, your broker may only vote on the ratification of the appointment of  EisnerAmper as the Company's independent auditor for fiscal year 2012, as this is the only "routine matter" to be voted upon at the Annual Meeting. For additional information regarding treatment of "routine" and "non-routine" matters, please see "What are broker non-votes and what effect do they have on the proposals?" below.

Q:	Who will count the votes?

A:	A representative of Broadridge Financial Solutions, Inc. will tabulate the votes.

Q:	What is the quorum requirement for the Annual Meeting?

A:
The quorum requirement for holding the Annual Meeting and transacting business is a majority of the aggregate voting power of the capital stock entitled to be voted at the Annual Meeting. The shares may be present in person or represented by proxy at the Annual Meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum.

Q:	What is the voting requirement to approve each of the proposals?

A:	In the election of directors, the six persons receiving the highest number of affirmative "FOR" votes at the Annual Meeting will be elected.

The affirmative vote of a majority of the votes represented by shares of common stock present in person or represented by proxy and entitled to vote is required to approve the ratification of the appointment of EisnerAmper as the Company’s independent auditor.

Q:	What are broker non-votes and what effect do they have on the proposals?

A:
Generally, broker non-votes occur when shares held by a broker, bank, or other nominee in "street name" for a beneficial owner are not voted with respect to a particular proposal because the broker, bank, or other nominee (i) has not received voting instructions from the beneficial owner and (ii) lacks discretionary voting power to vote those shares with respect to that particular proposal.

A broker is entitled to vote shares held for a beneficial owner on "routine" matters, such as the ratification of the appointment of EisnerAmperas the Company’s independent auditors, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on "non-routine" matters, such as the election of the Company’s directors.

If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors. If you hold your shares in street name and you do not instruct your broker, bank, or other nominee how to vote in the election of directors, no votes will be cast on your behalf.

Broker non-votes are counted for purposes of determining whether or not a quorum exists for the transaction of business, but will not be counted for purposes of determining the number of shares represented and voted with respect to an individual proposal, and therefore will have no effect on the outcome of the vote on an individual proposal. Thus, if you do not give your broker specific voting instructions, your shares will not be voted on "non-routine" matters and will not be counted in determining the number of shares necessary for approval.

Q:	What does it mean if I receive more than one proxy card or voting instruction form?

A:
It means your shares are registered differently or are in more than one account. Please provide voting instructions for each proxy card and voting instruction form you receive to ensure that all of your shares are voted.

Q:	Where can I find the voting results of the Annual Meeting?

A:
The Company  will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K that the Company expects to file with the Securities and Exchange Commission (the “SEC”) within four business days of the Annual Meeting. If final voting results are not available in time for the Company to file a Form 8-K with the SEC within four business days after the Annual Meeting, the Company intends to file a Form 8-K to disclose preliminary voting results and, within four business days after the final results are known, the Company will file an additional Form 8-K with the SEC to disclose the final voting results.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:
The Company will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. The Company will provide copies of these proxy materials to banks, brokerage houses, fiduciaries, and custodians holding in their names shares of the Company’s common stock beneficially owned by others so that they may forward these proxy materials to the beneficial owners. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies maybe solicited by personal interview, mail, telephone, facsimile, email, or otherwise by directors, officers, and other employees of the Company, but the Company will not additionally compensate its directors, officers, or other employees for these services.

Q:	How can I get electronic access to the Proxy Statement and Annual Report?

A:
This proxy statement and our 2012 Annual Report may be viewed online on our website at http:// www.digiplexdest.com. You may visit our website at http://www.digiplexdest.com or contact our Corporate Secretary by mail at 250 East Broad Street, Westfield, New Jersey 07090 or by telephone at (908) 396-1360.

Q:	How do I obtain a separate set of proxy materials if I share an address with other stockholders?

A:
Some banks, brokers and other record holders have begun the practice of “householding” notices, proxy statements and annual reports. “Householding” is the term used to describe the practice of delivering a single set of notices, proxy statements and annual reports to any household at which two or more stockholders reside if a company reasonably believes the stockholders are members of the same family. The Company may do so as well.  This procedure reduces the volume of duplicate information stockholders receive and also reduces a company’s printing and mailing costs. The Company will promptly deliver an additional copy of any such document to any stockholder who writes or calls the Company. Alternatively, if you share an address with another stockholder and have received multiple copies of the Company’s notices, proxy statements and annual reports, you may contact the Company to request delivery of a single copy of these materials. Any such written requests should be directed to the Company’s Corporate Secretary at 250 East Broad Street, Westfield, New Jersey 07090, or you may call the Company’s Corporate Secretary at (908) 396-1360.

Q:	How can I obtain an additional proxy card or voting instruction form?

A:	If you lose, misplace, or otherwise need to obtain a proxy card or voting instruction form and:

•	you are a stockholder of record, contact our Corporate Secretary by mail at 250 East Broad Street, Westfield, New Jersey 07090or by telephone at (908) 396-1360; or

•	you are the beneficial owner of shares held indirectly through a broker, bank, or other nominee, contact your account representative at that organization.

PROPOSAL ONE
ELECTION OF DIRECTORS

The Board currently consists of six (6) directors, all of whom have been nominated for re-election. Stockholders and their proxies cannot vote for more than six (6) persons. Each nominee has consented to being named as a nominee for election as a director and has agreed to serve if elected. At the Annual Meeting, directors will be elected to serve one-year terms expiring at the next annual meeting of stockholders or until their successors are elected or until their earlier resignation or removal.

The directors shall be elected by a plurality of the votes cast at the Annual Meeting. A “plurality” means that the individuals who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be elected at the Annual Meeting. If any nominee is not available for election at the time of the Annual Meeting (which is not anticipated), the proxy holders named in the proxy, unless specifically instructed otherwise in the proxy, will vote for the election of such other person as the existing Board may recommend, unless the Board decides to reduce the number of directors of the Company. Certain information about the nominees to the Board is set forth below.

DIRECTORS AND EXECUTIVE OFFICERS

The biographies of the Company’s Directors and Executive Officers are as follows:

Name	Age	Positions and Offices

A. Dale Mayo	71	Chairman, Chief Executive Officer and Director

Brian D. Pflug	46	Chief Financial Officer and Director

Jeff Butkovsky	53	Chief Technology Officer

Neil T. Anderson	66	Director

Richard Casey	56	Director

Charles Goldwater	61	Director

Martin B. O’Connor, II	53	Director

A. Dale “Bud” Mayo. Mr. Mayo has served as the Company’s chairman and chief executive officer since the Company’s inception in July 2010. From April 2000 until his retirement in June 2010, Mr. Mayo served as the chairman, president and chief executive officer of Cinedigm Digital Cinema Corp. (“Cinedigm”), a pioneer in the digital cinema industry. During his tenure, Cinedigm completed financings in excess of $600 million and completed a successful initial public offering in 2003. Prior to founding Cinedigm, Mr. Mayo was co-founder, chairman and chief executive officer of Clearview. During his tenure at Clearview Cinema Group (“Clearview”) from December 1994 through January 2000, Mr. Mayo grew Clearview into the largest independent theatre circuit in the metropolitan New York area, successfully completing its initial public offering in 1997, and was responsible for the sale of Clearview to Cablevision for $160 million in 1998. Mr. Mayo continued as CEO of Cablevision Cinemas until January of 2000. From 1976 to 1993, Mr. Mayo was the founder, chief executive officer and sole stockholder of Clearview Leasing Corporation which completed more than $200 million in equipment lease transactions. In recognition of his contributions to the industry, Mr. Mayo received the honor of being inducted into the film exhibition Hall of Fame at the industry’s Show East conference held in October 2010, Ernst & Young’s 2006 Regional Entrepreneur of the year award and a 2009 Telly award.

Brian D. Pflug. Mr. Pflug has served as the Company’s chief financial officer since July 2011, and a member of the Company’s board of directors since February 2012. Mr. Pflug has over 20 years of finance and accounting experience. From August 2000 to June 2011, Mr. Pflug served as the senior vice president, accounting of Cinedigm. During Mr. Pflug’s tenure, Cinedigm completed its initial public offering and numerous additional financings, and his responsibilities at Cinedigm included all accounting functions and SEC reporting requirements. From 1998 to July 2000, Mr. Pflug was the controller of Clearview, where he was responsible for all accounting functions, including financial reporting, payroll and accounts payable. Mr. Pflug began his career as an auditor with Coopers & Lybrand in 1988 and worked at several large corporations before joining Clearview.

Jeff Butkovsky. Mr. Butkovsky has served as the Company’s chief technology officer since November 1, 2011. Mr. Butkovsky provided similar services to the Company as a consultant from January 1, 2010 until October 31, 2011. Mr. Butkovsky has a background in digital cinema and over 25 years in technology management, software development and technology sales. From October 2000 to July 2010, Mr. Butkovsky was a senior vice president and chief technology officer of Cinedigm, where he managed system integration with third party vendors such as Christie Digital Systems USA, Inc., Barco, Inc., NEC Display Cinema (a division of NEC Corporation) and Doremi Cinema Labs, Incorporated, and oversaw the company’s compliance with the Digital Cinema Initiative specification. Mr. Butkovsky was Cinedigm’s technical liaison with Fox, Disney, Paramount, Sony, Universal and Warner Brothers for digital cinema deployment agreements, digital system conformance, and content delivery. Prior to joining Cinedigm, Mr. Butkovsky held sales management positions at Logic Stream, Inc. and Micron Electronics Inc. He has also held positions at Motorola as a senior systems engineer and at various technology companies in software development.

Neil T. Anderson. Mr. Anderson has served on the Company’s board of directors since January 2011. Mr. Anderson has been associated with the law firm of Sullivan & Cromwell LLP since 1971. He became a partner in the firm in 1979 and of counsel to the firm in 2009. During the period he was a partner, Mr. Anderson was actively involved in corporate matters, focusing primarily on merger and acquisition transactions, both domestically and internationally. Between 2000 and 2002, Mr. Anderson served as the head of Sullivan & Cromwell’s M&A practice in Europe, resident in the firm’s London office. Mr. Anderson has been a frequent speaker and faculty member on professional seminars and programs dealing with M&A and related matters.

Richard Casey. Mr. Casey has served on the Company’s board of directors since January 2011. Mr. Casey is the president of The Casey Group, which he founded in 1989 to leverage information technology to deliver strategic advantage and operational efficiencies to its clients. Prior to founding The Casey Group, Mr. Casey held various positions in the information technology industry, beginning his career at AT&T in 1980. In 2002, Mr. Casey was awarded the Small Business Entrepreneur of the Year Award by the Morris County Chamber of Commerce (New Jersey), and more recently, he was elected to serve on the Affinity Federal Credit Union Board of Directors.

Charles Goldwater. Mr. Goldwater joined the Company’s board of directors in February 2012. Since January 2012, Mr. Goldwater has been providing consulting services to Cinedigm with respect to the deployment of digital cinema systems. From 2006 to December 2011, Mr. Goldwater served as a senior vice president of Cinedigm and president of Cinedigm’s Media Services group. During that period, he also served as the president of two limited liability companies affiliated with Cinedigm which provided financing for deployment of digital cinema systems to theatrical exhibitors. From 2002 to 2005, Mr. Goldwater was the chief executive officer of Digital Cinema Initiatives, LLC (“DCI”), a joint venture of the seven major motion picture studios. Prior to DCI, Mr. Goldwater held senior management positions with USA Cinemas, National Amusements and Loews Theatres. Mr. Goldwater also served as president and chief executive officer of Mann Theatres in Los Angeles and as President of Clearview.

Martin B. O’Connor, II. Mr. O’Connor has served on the Company’s board of directors since December 2010. Mr. O’Connor is the managing partner of O’Connor, Morss & O’Connor, P.C., a law firm which was founded by his grandfather, Martin P. O’Connor, in 1903. Mr. O’Connor has served as managing partner since 1989, and his practice focuses on advising clients, primarily in the financial, real estate, entertainment, sport and agricultural sectors, regarding strategic planning, ownership and wealth management issues and serving as counsel to wealthy clients. Mr. O’Connor serves on the board of directors of Cinedigm and Rentrak Corporation, both of which are influential companies in the film exhibition sector. Mr. O’Connor also serves on numerous private and charitable Boards.

The address of the Company’s directors and executive officers is c/o Digital Cinema Destinations Corp., 250 East Broad Street, Westfield, New Jersey 07090.

Director Qualifications

The Board believes that the qualifications of the Company’s directors as set forth in their biographies above provide the Company’s directors with the qualifications and skills to serve on its board of directors. Three of the Company’s directors, Mr. Mayo, Mr. Pflug and Mr. Goldwater, have substantial experience in the film exhibition industry. Mr. Anderson has substantial experience in finance and mergers and acquisitions which are important components of the Company’s business strategy. Mr. Casey’s experience in business and technology provides valuable insight in both areas, particularly with respect to information technology as the Company seeks to further digital conversions of future acquired theatres. Mr. O’Connor’s skills in financial, entertainment and real estate matters, among others, provide the Company with guidance in these areas.

The Board also believes that each of the directors has other key attributes that are important to an effective board, including integrity and demonstrated high ethical standards, sound judgment, analytical skills, the ability to engage management and each other in a constructive and collaborative fashion, and the commitment to devote significant time and energy to service on the Company’s board of directors and its committees.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED ABOVE.

PROPOSAL TWO
RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT AUDITORS

The Board has selected the firm of EisnerAmper LLP as the Company’s independent auditors for the fiscal year ending June 30, 2013, subject to ratification by the Company’s stockholders at the Annual Meeting. EisnerAmper LLP has been the Company’s independent auditors since the fiscal year ended June 30, 2011. A representative of EisnerAmper LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement, if desired.

More information about the Company’s independent auditors is available under the heading “Principal Account Fees and Services” on page 19 below.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2013.

OTHER MATTERS

The Board does not know of any other matters that may be brought before the Annual Meeting. However, if any such other matters are properly brought before the Annual Meeting, the proxies may use their own judgment to determine how to vote your shares.

CORPORATE GOVERNANCE

The Company is managed by the Company’s board of directors. The Board currently consists of six members. Messrs. Anderson, Casey, Goldwater and O’Connor are independent members of the Board under current rules of the SEC and NASDAQ Marketplace Rules.  Messrs. Mayo and Pflug are not be considered independent.  The Company’s bylaws permit its board of directors to establish by resolution the authorized number of directors, and six directors are currently authorized. Each director serves for a term, if any, specified in the resolution of stockholders or directors appointing him, or until his earlier death, resignation, or removal. There are no family relationships between any of the Company’s directors and executive officers. A director is not required to hold any of shares of the Company’s common stock by way of qualification. There are no severance benefits payable to the Company’s directors upon termination of their directorships.

NASDAQ Exemptions for a Controlled Company

In general, NASDAQ Marketplace Rules require that a NASDAQ listed company have a majority of independent directors on its board of directors, determine compensation of its executive officers through a compensation committee of independent directors, and select nominee directors through a nominating committee of independent directors. Mr. Mayo controls approximately 66.6 % of the voting power of all of the Company’s outstanding capital stock with voting rights. Because of Mr. Mayo’s ownership interest and control of the Company’s voting power, the Company is considered a “controlled company” within the meaning of NASDAQ Marketplace Rules. As a controlled company, within the meaning of NASDAQ Marketplace Rules, the Company is not subject to the corporate governance requirements of the Rule 5600 series of the NASDAQ Marketplace Rules that would otherwise require the Company to have:

•	a majority of independent directors on its board of directors;

•
compensation of its executive officers determined, or recommended to the board of directors for determination, either by a majority of the independent directors or a compensation committee comprised solely of independent directors; or

•	director nominees selected, or recommended for the Board’s selection, either by a majority of the independent directors or a nominating committee comprised solely of independent directors.

However, because the controlled company exemption does not extend to audit committee standards, the Company must maintain an audit committee that has at least three members and, commencing one year after the consummation of the Company’s initial public offering, the audit committee must be comprised only of independent directors, each of whom satisfies the respective “independence” requirements of the SEC and NASDAQ Marketplace Rules. In addition, the independent members of the Company’s board of directors are required to have regularly scheduled meetings that are attended by only the independent directors.

Compensation Structure

As a “controlled corporation,” within the meaning of the corporate governance standards of NASDAQ, the Company’s common stock neither required to have, nor does it have, a compensation committee. The functions normally handled by a compensation committee are handled by the Board.

The Company’s executive officers are employed pursuant to employment agreements that provide the executive with a fixed salary. The Company uses salary as the cornerstone of its compensation program because it believes that the focus of executive officers particularly of those below the level of the Company’s Chairman and Chief Executive Officer, which may include CEO, should be on the Company’s long-term growth and performance. Annual and bonuses are awarded based upon individual performance. Because salary rather than some form of annual incentives is a major component of their compensation, executive officers have sufficient personal economic security to make and support management decisions that may trade immediate gain for greater long-term corporate success. In addition, limiting compensation primarily to salary inhibits the incentive to take unacceptable short-term risks at the expense of reaching long-term goals. The Board has adopted the 2012 Stock Option and Incentive Plan under which it may grant equity awards and stock options to, and align the interests of its executives, with those of its stockholders.

The Company’s Chairman and Chief Executive Officer is the individual who has the ultimate responsibility for the success of the Company’s operations.  His employment contract provides for bonus payment based on the Company’s “Adjusted Revenue” (as defined under the caption “Employment Agreements”) in excess of certain thresholds.

Non-employee directors are eligible to receive equity awards and stock options under the 2012 Stock Option and Incentive Plan.  To date, the Company has not made cash payments to non-employee directors for their service on the Board.

Audit Committee

The Company’s audit committee (the “Audit Committee”) consists of Messrs. Mayo, Anderson and Casey. Mr. Casey is the Chairman of the Audit Committee. The Audit Committee held one meeting in the last fiscal year, which was subsequent to the consummation of the Company’s initial public offering at which time the Audit Committee was appointed by the Board. The Audit Committee has met with the Company’s management and the Company’s independent registered public accounting firm to review the results and scope of the auditors’ engagement and other financial reporting and control matters. Each member of the Audit Committee is financially literate, two are financially sophisticated, as those terms are defined under the rules of NASDAQ. Messrs. Mayo and Casey are also financial experts, as such term is defined under the Sarbanes-Oxley Act of 2002. Messrs. Anderson and Casey are considered “independent” under the rules of the SEC and NASDAQ.

The Audit Committee has adopted a formal written charter (the “Audit Charter”). The Audit Committee is responsible for ensuring that the Company has adequate internal controls and is required to meet with the Company’s auditors to review these internal controls and to discuss other financial reporting matters. The Audit Committee is also responsible for the appointment, compensation and oversight of the auditors. Additionally, the Audit Committee is responsible for the review and oversight of all related party transactions and other potential conflict of interest situations between the Company and its officers, directors and employees. The Audit Charter is available on the Company’s website at http://www.digiplexdest.com. Within one year after completion of the offering, the Company expects that its audit committee will be composed of three members that will satisfy the independence requirements of current SEC rules and the NASDAQ Marketplace Rules, and all members of the Company’s audit committee will satisfy the financial literacy standards for audit committee members under these rules.

Board Leadership Structure

The Board believes the Company’s current management structure, with Mr. Mayo serving as Chairman and Chief Executive Officer, is the optimal structure for the Company at this time.  Mr. Mayo possesses detailed and in-depth knowledge of the operational issues, opportunities and challenges facing the Company and its business, and also has a keen understanding of and ability to grasp the Company’s strategic position and opportunities.  Given Mr. Mayo’ s particular skills and knowledge, as well as the Company’s size and stage of development, the Board  believes Mr. Mayo is best positioned to identify strategic priorities, develop agendas that the Board ’ s time and attention should be focused on as the most critical matters, and to lead the discussion and execution of strategy.

Board’s Role in Risk Oversight

The Board as a whole has responsibility for risk oversight.  The oversight responsibility of the Board is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks.  These areas of focus include strategic, operational, financial and reporting, succession, compensation, compliance, and other risks.

Code of Business Conduct and Ethics

The Company has adopted a code of business conduct and ethics, which provides that the Company’s directors and officers are expected to avoid any action, position or interest that conflicts with the Company’s interests or gives the appearance of a conflict. The audit committee will be responsible for reviewing and approving in advance all transactions that might represent a related party transaction or a conflict of interest. Directors and officers have an obligation under the Company’s code of business conduct and ethics to advance the Company’s interests when the opportunity to do so arises.  The Company’s code of business conduct and ethics is available on the Company’s website http://www.digiplexdest.com.

Meeting Attendance

Following the Company’s initial public offering, its Board of Directors has generally held regularly scheduled quartely meetings and also holds special meetings or acts by unanimous written consent as necessary.  The Company’s Board met five times in the last fiscal year.

All of the Company’s directors attended 75% or more of the aggregate of all Board of Directors meetings and meetings of the committees on which they served during the last fiscal year.  Although the Company does not maintain a formal policy regarding director attendance at stockholder meetings, directors are encouraged to attend the Annual Meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than 10% of the Company’s outstanding common shares, to file with the SEC various reports concerning their beneficial ownership of, and transactions in, the Company’s securities.  Copies of these filings must be furnished to the Company.

Based on a review of the copies of such forms furnished to us and representations from the Company’s executive officers and directors, all of the Company’s officers, directors and greater than 10% stockholders filed all reports required to be filed in accordance with the requirements of Section 16(a) of the Exchange Act, except that one Form 4 of Brian Pflug and Jeff Butkovsky were not filed timely with respect to one transaction.

DIRECTOR COMPENSATION

Director Compensation Table

The following table sets forth a summary of the compensation paid to non-employee directors for service during fiscal year 2012. The Company does not provide any compensation to the Company’s directors who also are serving as an executive officer.

(in thousands) Name	Fees Earned or Paid in Cash	Stock Options	Stock Award (1)	Total
Neil T. Anderson	$—	$—	$31	$31
Richard Casey	$—	$—	$31	$31
Martin B. O’Connor, II	$—	$—	$31	$31
Charles Goldwater	$—	$—	$25	$25
______________

(1) The amounts reflect the fair market value of the stock on date of issuance as determined by the closing price of the Company’s Class A common stock on such date of issuance.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth compensation during fiscal year 2012 and 2011 awarded to, earned by or paid to Mr. Mayo, the Company’s Chairman and Chief Executive Officer and Mr. Pflug, the Company’s Chief Financial Officer, (collectively, the “Executive Officers”). No other executive officers or employees received total compensation in excess of $100,000 for fiscal year 2011 or 2012.

Name and Principal Position	Year	Salary	Bonus		Stock Awards		Option / Warrant Awards		All Other Compensation (1)		Total
	(dollars in thousands)
A. Dale Mayo	2012	$130	$53	(1)	$—		$—		$26	(2)	$209
	2011	$46	$—		$—		$—		$13	(2)	$59
Brian Pflug	2012	$150	$—		$—		$—		$17	(4)	$167
	2011	$—	$—		$17	(3)	$49	(3)	$—		$66
______________

(1)	Bonus for fiscal 2012 represents amounts payable pursuant to Mr. Mayo’s employment agreement. Such bonus was paid in fiscal 2013.

(2)
Includes $9 and $6 paid in fiscal 2012 and 2011, respectively for family health insurance coverage which is not provided without contribution to all Company employees, and includes $17 and 6 paid in fiscal 2011 and 2011, respectively for a vehicle allowance.

(3)	The amount reflects the fair market value of the stock on date of issuance as determined by the closing price of the Company’s Class A common stock on such date of issuance.

(4)	Represents the value of family health insurance coverage which is not provided without contribution to all Company employees.

The following table sets forth equity awards to the Named Employees which were outstanding on June 30, 2012.

Outstanding Equity Awards at Fiscal Year-End

	Stock Awards
	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($) (in thousands)
Brian Pflug	4,167	$26

Employment Agreements

The Company has entered into employment agreements with Messrs. Mayo, Pflug and Butkovsky.

Mr. Mayo. Mr. Mayo’s employment agreement, effective September 1, 2010, is for an initial term ending on June 30, 2016 (the “Initial Term”) and is subject to automatic extension for successive 12-month periods absent written notice of termination by either the Company or Mr. Mayo not less than six months prior to expiration of the then existing term. The employment agreement provides for compensation as follows:

•
for the 10-month period of September 1, 2011 to June 30, 2011, a salary not less than $100,000 (the “Minimum Base Salary”) plus a bonus of 2% of the Company’s consolidated gross revenues less sales and use taxes and refunds (“Adjusted Revenues”) in excess of $3.0 million;

•
for the period from July 1, 2011 through June 30, 2012, a Minimum Base Salary of not less than $200,000 per annum and a bonus of 2% of the Company’s Adjusted Revenues in excess of $4.0 million (such bonus not to exceed $750,000 for such 12-month period); and

•
for any subsequent 12-month period during the Initial Term or for any 12-month period after the Initial Term, a Minimum Base Salary of $300,000 per annum and a bonus of 2% of the Company’s Adjusted Revenue in excess of $5.0 million (such bonus not to exceed $1,000,000 for any such 12-month period).

Mr. Mayo is also entitled to reimbursement of expenses and an automobile allowance of $700 per month, adjusted for each 12-month period based on consumer price changes. The Company may not terminate Mr. Mayo’s agreement and Mr. Mayo’s employment thereunder prior to the expiration of the Initial Term, or any extended term then applicable, unless Mr. Mayo has been convicted of theft or embezzlement of money or property, fraud, unauthorized appropriation of the Company’s assets or other felony involving dishonesty or moral turpitude (“Termination for Cause”). If Mr. Mayo is completely disabled or unable to perform his services in a period in excess of 6 months or 180 days in any 12-month period, the Company is entitled to reduce Mr. Mayo’s consideration by the amount it pays to any person hired to perform his duties and any amount Mr. Mayo receives from any disability insurance policy maintained by the Company (collectively, “Disability Reimbursement”). In the event of Mr. Mayo’s death, his employment is terminated and Mr. Mayo’s estate is entitled to payment of his salary plus bonus for a 6-month period following his death (“Death Payment”). The agreement contains a customary confidentiality provision and a non-compete provision which prohibits, for a period of one year after termination of the agreement, Mr. Mayo from, directly or indirectly, engaging becoming interested in (as owner, stockholder, partner or otherwise) the operation of any business similar to or in competition (direct or indirect) with the Company within a 50-mile radius of any theatre then owned or operated by the Company.

Mr. Pflug. Mr. Pflug’s employment agreement, effective July 1, 2011, is for an initial term ending on June 30, 2014 (the “Initial Term”) and is subject to automatic extension for successive 12-month periods absent written notice of termination by either the Company or Mr. Pflug not less than 6 months prior to expiration of the then existing term. The employment agreement provides for an annual base salary of $150,000 per year plus any bonus authorized by the Company’s chief executive officer or its board of directors. Mr. Pflug is also entitled to reimbursement of expenses and an automobile allowance of $350 per month, adjusted for each 12-month period based on consumer price changes. The Company may not terminate Mr. Pflug’s agreement and Mr. Pflug’s employment thereunder prior to the expiration of the Initial Term, or any extended term then applicable, except in the case of Termination for Cause. Mr. Pflug’s employment agreement contains Disability Reimbursement and Death Payment provisions substantially similar to those contain in Mr. Mayo’s employment agreement and substantially similar confidentiality and non-compete provisions.

Mr. Butkovsky. Mr. Butkovsky’s employment agreement , effective November 1, 2011, is for an initial term ending on October 31, 2012 (“Butkovsky’s Initial Term”), and is subject to automatic extension for successive 12-month periods absent written notice of termination by either the Company or Mr. Butkovsky not less than 6 months prior to expiration of the then existing term. The employment agreement provides for an annual base salary of $90,000 per year with future increases or bonuses to be determined by the Company’s chief executive officer or the Company’s board of directors. Mr. Butkovsky is also entitled to reimbursement of expenses. The Company may not terminate Mr. Butkovsky’s agreement and Mr. Butkovsky’s employment thereunder prior to the expiration of Butkovsky’s Initial Term, or any extended term then applicable, except in the case of Termination for Cause. Mr. Butkovsky’s employment agreement contains Disability Reimbursement and Death Payment provisions substantially similar to those contain in Mr. Mayo’s employment agreement and substantially similar confidentiality and non-compete provisions.

Potential Payments Upon Termination or a Change in Control

As discussed above  the Company’s employment agreements with Messrs. Mayo, Pflug and Butkovsky, each provide that the Company may not terminate the employee during the applicable “Initial Term” of the employment agreement, except in limited circumstances, such as for death or Termination for Cause. The Initial Term expires on June 30, 2016 with respect to Mr. Mayo, on June 30, 2014 with respect to Mr. Pflug, and on October 30, 2012 with respect to Mr. Butkovsky. In the event of termination of the employment of Messrs. Mayo, Pflug or Butkovsky during the applicable Initial Term, whether as a result of a change of control or otherwise, which does not result from the limited circumstances in which termination is permitted under the relevant employment agreement, the terminated employee will be entitled to continuation of the compensation provided for under his employment agreement until the expiration of the Initial Term, with such payments to be made in accordance with the Company’s normal payroll practices, but in no event less frequently than monthly.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table presents information regarding the beneficial ownership of the Company’s common stock by the following persons as of October 24, 2012:

•	each of the executive officers and Executive Officers listed in the summary compensation table;

•	each of the Company’s directors;

•	all of the Company’s directors, Executive Officers and executive officers as a group; and

•	each beneficial owner of more than 5 percent of any class of the Company’s voting securities.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to the Company’s knowledge the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of the Company’s Class A common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of October 24, 2012 are deemed to be outstanding and to be beneficially owned by the person holding the options or warrants for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.  Applicable percentage voting power is based on 4,519,456 shares of Class A common stock and 900,000 shares of Class B common stock outstanding on October 24, 2012.  The Company’s Series B Preferred Stock is not assumed to be outstanding since the stock is non-voting and is not convertible into shares of the Company’s Class A common stock within 60 days of October 24, 2012.

Shares Beneficially Owned

	Class A Common Stock		Class B Common Stock		% Total Voting Power (1)
	Shares	%	Shares	%
Name of Beneficial Owner
Officers and Directors
A. Dale Mayo	10,000	*	900,000	100%	66.6%
Brian D. Pflug (2)	38,334	*			*
Jeff Butkovsky (3)	33,334	*			*
Neil T. Anderson	145,006	3.2%			1.1%
Richard Casey	144,658	3.2%			1.1%
Charles Goldwater	14,000	*			*
Martin B. O’Connor, II	35,000	*			*
All directors, executive officers and Named Employees as a group	420,332	9.3%	900,000	100%	69.7%
IJM Family Limited Partnership (4)	450,000	10.0%			3.3%
Cinema Supply, Inc.	335,000	7.4%			2.5%
Ullman Family Partnership (4)	135,055	3.0%			*
Jesse Sayegh	135,055	3.0%			*
*Less than 1%

(1)
Percentage total voting power represents voting power with respect to all shares of the Company’s Class A and Class B common stock, as a single class. The holder of Class B common stock shall be entitled to 10 votes per share of Class B common stock and each holder of Class A common stock shall be entitled to one vote per share of Class A common stock on all matters submitted to the Company’s stockholders for a vote. The Class A common stock and Class B common stock vote together as a single class on all matters submitted to a vote of the Company’s stockholders, except as may otherwise be required by law or the Company’s amended and restated certificate of incorporation. The Class B common stock is convertible at any time by the holder into shares of Class A common stock on a share-for-share basis.

(2)
Does not include 4,166 shares of Class A common stock that the Company agreed to issue on June 30, 2013 and 10,000 shares the Company agreed to issue on each of August 6, 2013, 2014 and 2015 if the grantee is employed by the Company on each such date.

(3)
Does not include 4,166 shares of Class A common stock that the Company agreed to issue on June 30, 2013 and 2,500 shares the Company agreed to issue on each of August 6, 2013, 2014 and 2015 if the grantee is employed by the Company on each such date.

(4)	Does not include six shares of Series B preferred stock convertible into 60,000 shares of Class A common stock.

RELATED PARTY TRANSACTIONS

The Company’s Audit Committee reviews and approves all related party transactions on an ongoing basis. The Company’s code of business conduct and ethics provides for mechanisms to avoid conflicts between the personal interests of the Company’s directors and executive officers and the Company’s interests.

In addition to the cash and equity compensation arrangements of the Company’s directors and executive officers discussed above under “Executive Compensation,” the following is a description of transactions, to which the Company has  been a party in which the amount involved exceeded or will exceed $45,000 within any fiscal year and in which any of the Company’s directors, executive officers, beneficial holders of more than 5% of the Company’s capital stock or entities affiliated with them had or will have a direct or indirect material interest.

In December 2010, Mr. Sayegh, one of the Company’s 5% stockholders, was issued 250,000 shares of the Company’s Series A preferred stock valued at $500,000 as part of the purchase price for two theatres the Company acquired from him.  The total rent expense under these operating leases for the year ended June 30, 2012 was $408,000. The preferred stock mentioned above was converted into 125,000 shares of Class A common stock in connection with the Company’s initial public offering and dividends on the preferred stock of $40,000 was paid by the issuance of 10,000 shares of the Company’s Class A common stock.  In addition, $13,000 in cash was paid to Mr. Sayegh as dividends on the preferred stock.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee serves as the representative of the Board with respect to, among other things its oversight of:

•	selecting the independent auditors and pre-approving all audit and non-audit services permitted to be performed by the independent auditors;

•	reviewing with the independent auditors any audit problems or difficulties and management’s response;

•	reviewing and approving in advance all transactions that might be considered related party transactions, or might present a conflict of interest;

•	discussing the annual audited financial statements with management and the independent auditors;

•	reviewing major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies; and

•	meeting separately and periodically with management and the independent auditors.

The Audit Committee also reviews the performance of the Company’s independent registered public accounting firm, EisnerAmper LLP, in the annual audit of the Company’s financial statements and in assignments unrelated to the audit, and reviews the independent registered public accounting firm's fees.

The Audit Committee provides the Board such information and materials as it may deem necessary to make the Board aware of financial matters requiring the attention of the Board. The Audit Committee reviews the Company’s financial disclosures and meets with the Company’s independent registered public accounting firm. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Company’s 2012 Annual Report with management, including a discussion of the quality and substance of the accounting principles, the reasonableness of significant judgments made in connection with the audited financial statements, and the clarity of disclosures in the financial statements. The Audit Committee reports on these meetings to the Board.

The Company’s management has primary responsibility for preparing the Company’s financial statements and for the Company’s financial reporting process. In addition, the Company’s management is responsible for establishing and maintaining adequate internal control over financial reporting.

The Audit Committee reports as follows:

        (1)   The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2012 with the Company’s management.

        (2)   The Audit Committee has discussed with EisnerAmper LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 and Rule 2-07 of Regulation S-X.

        (3)   The Audit Committee has received the written disclosures and the letter from EisnerAmper LLP pursuant to Rule 3526 of the Public Company Accounting Oversight Board, and has discussed with EisnerAmper LLP its independence, including whether the provision of non-audit services to the Company is compatible with its independence.

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services performed by the independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee (or by one or more members of the Audit Committee pursuant to any delegated authority) of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that fiscal year, the Audit Committee (or any member or members of the Audit Committee with such delegated authority) must approve the specific service before the independent registered public accounting firm is engaged to perform such services for the Company.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2012 for filing with the SEC. The Audit Committee also has selected EisnerAmper LLP as the independent registered public accounting firm for fiscal year 2013. The Board recommends that stockholders ratify this selection at the Annual Meeting.

The foregoing report was submitted by the Audit Committee of the Board and shall not be deemed to be "soliciting material" or to be "filed" with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by the Company under the Securities Act or the Exchange Act.

Audit Committee
Richard Casey (Chair)
A. Dale Mayo Neil T. Anderson

Principal Accounting Fees and Services

The following is a summary of the fees billed to the Company by EisnerAmper LLP for professional services rendered for the fiscal years ended June 30, 2011 and 2012:

	Fiscal year ended June 30,
	2011	2012
Audit Fees	$50	$260
Audit Related Fees	-	82
Tax Fees	-	-
All Other Fees	-	-

Audit Fees. Consists of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under "Audit Fees".

Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include preparation of federal and state income tax returns.

All Other Fees. Consists of fees for product and services other than the services reported above.

Approval of Services

The Company’s Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit related services, tax services, and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval and the fees for the services performed to date. The Audit Committee also may pre-approve particular services on a case-by-case basis.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD

Stockholders who wish to do so may communicate directly with the Board or specified individual directors by writing to:

Digital Cinema Destinations Corp.
Board of Directors (or name of individual director)
c/o Secretary
250 East Broad Street, Westfield, New Jersey 07090

To the extent a communication from a security holder does not specify the addressee, the Company will forward all communications to stockholders to the full Board, to non-management directors, to an individual director or to the chairperson of the Board committee that is most closely related to the subject matter of the communication.  The Secretary will determine when a communication should be forwarded. The Company’s acceptance and forwarding of communications to directors does not imply that directors owe or assume any fiduciary duties to persons submitting the communications.

STOCKHOLDER PROPOSALS

Any of the Company’s stockholders wishing to have a proposal considered for inclusion in the Company’s 2013 proxy solicitation materials must set forth such proposal in writing and file it with the Company’s Corporate Secretary on or before the close of business on July 3, 2013 (unless the Company holds its annual meeting more than 30 days earlier next year, in which case the deadline will be 21 days after the Company’s first public announcement of the annual meeting date). The Company’s board of directors will review any stockholder proposals that are filed as required and, with the assistance of the Company’s Corporate Secretary, will determine whether such proposals meet applicable criteria for inclusion in the Company’s 2013 proxy solicitation materials or consideration at the 2013 annual meeting. In addition, the Company retains discretion to vote proxies on matters of which the Company is not properly notified at the Company’s principal executive offices on or before the close of business on the applicable 2013 stockholder proposal filing deadline, and also retain that authority under certain other circumstances.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for the year ended June 30, 2012, is enclosed with this Proxy Statement and is available on the Company’s website (http://www.digiplexdest.com). The Annual Report is not to be considered as proxy solicitation material.

NON-INCORPORATION OF CERTAIN MATTERS

The Report of the Audit Committee and the information on the Company’s website do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the Report of the Audit Committee or website information therein by reference.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

BROADRIDGE FINANCIAL SOLUTIONS INC PO Box 1342 Brentwood, NY 11717

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:		KEEP THIS PORTION FOR YOUR RECORDS DETACH
	THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors	For	Against	Abstain

01 A. Dale Mayo		☐	☐	☐

02 Brian D. Pflug		☐	☐	☐

03 Neil T. Anderson		☐	☐	☐

04 Richard Casey		☐	☐	☐

05 Charles Goldwater		☐	☐	☐

06 Martin B. O'Connor, II		☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.
		For	Against	Abstain

2.	To ratify the appointment of EisnerAmper LLP as our independent auditors for the fiscal year ending June 30, 2013.	☐	☐	☐

3.	Such other business as may properly come before the meeting or any adjournment thereof.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Form 10-K is/are
available at  www.proxyvote.com .

DIGITAL CINEMA DESTINATIONS CORP.
Annual Meeting of Shareholders
December 21, 2012 1:30 PM
This proxy is solicited by the Board of Directors

The undersigned shareholder hereby appoints A. Dale Mayo and Brian D. Pflug as proxies, with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of DIGITAL CINEMA DESTINATIONS CORP. that the undersigned are entitled to vote at the Annual Meeting of shareholders to be held at 1:30 PM, EST on 12/21/2012, at the NASDAQ Market Site, 4 Times Square, New York, NY 10036, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side